Supplement Dated August 5, 2002
to
Prospectuses Dated May 1, 2002
for
Protective Variable Annuity II
Protective Advantage Variable Annuity
Elements® Plus Variable Annuity
Elements® Access Variable Annuity
Elements® Classic Variable Annuity

Each issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

The final paragraph of the section "DEATH BENEFIT, Earnings Enhancement Death Benefit" is replaced in its entirety with the following paragraph:

       As of the date of this Supplement, we are offering the Earnings Enhancement Death Benefit for use with Contracts in connection with Qualified Plans. The Earnings Enhancement Death Benefit provides a death benefit that may be greater than the Standard Death Benefit. Owners who intend to use their Contracts in connection with Qualified Plans, including IRAs, should consider the income tax effects that the Earnings Enhancement Death Benefit may have on their plans. See the discussions of death benefits in "FEDERAL TAX MATTERS, QUALIFIED RETIREMENT PLANS." Please consult your tax advisor.

After the final paragraph of the section "DEATH BENEFIT, Optional Benefit Packages," the following new paragraph should be added:

       Optional Death Benefit Packages provide a death benefit that may be greater than the Standard Death Benefit. Owners who intend to use their Contracts in connection with Qualified Plans, including IRAs, should consider the income tax effects that such a death benefit may have on their plans. See the discussions of death benefits in "FEDERAL TAX MATTERS, QUALIFIED RETIREMENT PLANS." Please consult your tax advisor.

The final paragraph of the section "FEDERAL TAX MATTERS, QUALIFIED RETIREMENT PLANS, In General, Roth IRAs" is removed.